UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                 Date earliest event reported: November 9, 2010


                                   ASPI, INC.
               (Exact name of Company as specified in its charter)



            Delaware                     000-21477                    52-1945748
--------------------------------   ----------------------    -------------------------------
(State or other jurisdiction of      (Commission File        (IRS Employer Identification
         incorporation)                   Number)                      Number)


                       7609 Ralston Road, Arvada, CO 80002
                       -----------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                  303-422-8127
                                  ------------
                (Company's telephone number, including area code)


                     --------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                EXPLANATORY NOTE

ASPI, Inc. (the Company) is filing this Amendment to its Current Report on Form 8-K/A filed with the Securities and Exchange Commission on November 18, 2010, for the sole purpose of amending the disclosures in the first paragraph of Item 4.01.

This Amendment does not reflect events occurring after the Original Filing except as noted above. Except for the foregoing amended information, this Form 8-K/A continues to speak as of the date of the Original Filing and the Company has not otherwise updated disclosures contained therein or herein to reflect events that occurred at a later date.


        SECTION 4 - MATTERS RELATED TO ACCOUNTANTS & FINANCIAL STATEMENTS

Item 4.01 - Changes in Registrant's Certifying Accountant.


Larry O'Donnell, CPA, PC formerly the independent registered public accountant for ASPI, Inc. ("the Company") resigned as the Company's independent registered public accountant on October 26, 2010, due to his resigning from public audit work. Effective December 14, 2010, Larry O'Donnell, CPA, P.C., the Public Accounting Oversight Board ("PCAOB") revoked Larry O'Donnell, CPA, P.C.'s registration as a registered public accountant.


On November 8, 2010, the Board of Directors of the Company approved the engagement of new auditors, De Joya Griffith & Company, LLC of Henderson, Nevada, to be the Company's independent registered public accountant. The action to engage new auditors was approved solely by the Board of Directors. No audit committee exists, other than the members of the Board of Directors.

In connection with audit of fiscal years ended June 30, 2010 and 2009 and the cumulative period of July 1, 2010 through the date of resignation of the auditors, no disagreements exist with the former independent registered public accountant on any matter of accounting principles or practices, financial statement disclosure, internal control assessment, or auditing scope of procedure, which disagreements if not resolved to the satisfaction of the former accountant would have caused them to make reference in connection with their report to the subject of the disagreement(s).

The Independent Auditor Report by Larry O'Donnell, CPA, PC for the fiscal years ended June 30, 2010 and 2009, contained an opinion which included a paragraph discussing uncertainties related to continuation of the Company as a going concern.

The Company has authorized Mr. O'Donnell to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company has requested that Mr. O'Donnell review the disclosure herein and Mr. O'Donnell has been given the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which he does not agree with the statements made by the company herein. Such letter is filed as an exhibit to this Report.




                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

         Item 9.01 Financial Statements and Exhibits

         (d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.


     Exhibit No.                          Description
            16.1 Letter of Change in Certifying Accountant, dated November 9, 2010*

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*Filed previously with the SEC in the Current Report on Form 8-K filed on November 18, 2010.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                ASPI, INC.


Date:  January 7, 2011



                                                By: /s/ Yuen Ling Look
                                                    ----------------------------
                                                    Yuen Ling Look, President,
                                                    and Chief Executive Officer